UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2018 (April 16, 2018)
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NAVISTAR INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2701 Navistar Drive Lisle, Illinois	60532
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (331) 332-5000
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(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
Amendment to Clarke Amended and Restated Employment Agreement
On April 16, 2018 (the “Effective Date”), Navistar International Corporation (the “Company”) entered into an Amendment to Amended and Restated Employment and Services Agreement (the “Amendment”) with the Company’s President and Chief Executive Officer, Troy A. Clarke. Mr. Clarke also serves as executive Chairman of the Company’s Board of Directors (the “Board”). The Amendment modifies certain terms and extends the expiration date of Mr. Clarke’s Amended and Restated Employment and Services Agreement with the Company dated April 22, 2016 (the “Agreement”), which was scheduled to expire on April 22, 2018. The following is a description of the material terms of the Amendment, which description is qualified by reference to a copy of the Amendment attached as Exhibit 10.1 to this Current Report on Form 8-K.
Term of Employment. The term of Mr. Clarke’s employment under the Agreement is extended from April 22, 2018 to April 22, 2019, resulting in a total term of three years (the “Services Term”), unless it is terminated earlier by the Company or by Mr. Clarke, as described in the Agreement.
Compensation. Mr. Clarke’s compensation under the Amendment is as follows:

•	Base Salary. An annual base salary increase from $1,000,000 to $1,050,000.

•
Annual Incentive. Mr. Clarke’s target annual incentive award and maximum annual incentive award remain unchanged at 125% of base salary and two times the target annual incentive award, respectively. For the fiscal year in which the Services Term ends, he will be entitled to a pro rata portion of the annual incentive bonus paid in a lump sum even if he is not employed by the Company on the payment date.

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Long-Term Incentive. For the 2018 fiscal year, Mr. Clarke was granted long-term incentive awards on the Effective Date in the form of (i) an award of 40,530 stock-settled restricted stock units, (ii) 56,497 non-qualified stock options at $40.71 and (ii) a performance-based restricted cash unit award with a target amount of $2,750,000 (the “2018 LTI Awards”), in each case subject to the terms and conditions of the Company’s 2013 Performance Incentive Plan (or any successor plan) and applicable award agreements in the form that applies to other senior executives’ 2018 long-term incentive awards generally (including with respect to performance goals); provided, however, that (i) the 2018 LTI Awards will be payable on his “Qualified Retirement” and (ii) “Qualified Retirement” means, with respect to Mr. Clarke, a termination from employment with the Company that occurs for any reason after he has (A) attained age 62 and (B) completed five years of continuous service.

Terminations for any Reason. If Mr. Clarke’s employment and service with the Company terminates for any reason, including death or disability, Mr. Clarke will be entitled to: (i) any unpaid base salary, (ii) any unpaid, but earned, annual incentive for any completed fiscal year, (iii) pay for accrued but unused vacation, (iv) any benefits or compensation as provided under the terms of the employee benefit and compensation agreements and plans under which he has a vested right, including those that vest as a consequence of the termination of employment, and (v) reimbursement for unreimbursed business expenses.
Post-Services Term Agreement. Following expiration of the Services Term, if requested by the Company’s Board of Directors, Mr. Clarke agrees to serve as executive Chairman of the Company’s Board of Directors, or as a senior advisor to the Company, for a period of not less than one year. During such period, his compensation will be equal to the cash equivalent of the non-employee director cash and equity retainer. Vesting of equity awards and performance cash incentives outstanding following Mr. Clarke’s termination of employment will continue regardless of whether he has been requested by the Company’s Board of Directors to serve as executive Chairman following the Services Terms, subject only to his continued compliance with non-competition and non-solicitation covenants.
Limited Effect. Except as specifically modified in the Amendment, the Agreement continues in full force and effect.

Director Departure and Appointment
On April 17, 2018, Raymond T. Miller was elected to the Board of Directors (the “Board”) of Navistar International Corporation (the “Company”) effective immediately, replacing Michael F. Sirignano. The Company was notified on April 16, 2018 of Mr. Sirignano's intention to resign from the Board upon acceptance thereof by the Board. Mr. Miller was appointed a member of the Board’s Audit Committee and Compensation Committee, also effective April 17, 2018. Pursuant to a Settlement Agreement effective as of October 5, 2012 entered into by the Company with MHR Holdings LLC, MHR Fund Management LLC, MHR Capital Partners Master Account LP, MHR Capital Partners (100) LP, MHR Advisors LLC, MHR Institutional Advisors III LLC, MHR Institutional Partners III LP and Mark H. Rachesky, M.D. (collectively, the “MHR Group”), as amended by Amendment No. 1 to the Settlement Agreement, effective as of July 14, 2013, and Amendment No. 2 to the Settlement Agreement, effective as of September 5, 2016 (collectively, the “Settlement Agreement”), Mr. Miller has been designated by the MHR Group to serve on the Board as a MHR Nominee (as defined in the Settlement Agreement) as a replacement for Mr. Sirignano who was also a MHR Nominee.
As a director of the Company, Mr. Miller will receive compensation as a non-employee director in accordance with the Company’s non-employee director compensation practices described in the Company’s Annual Proxy Statement filed with the Securities and Exchange Commission on December 20, 2017. This compensation generally consists of an annual retainer in the amount of $120,000 ($20,000 of which is to be paid in the form of restricted stock) and an annual stock option grant of 5,000 options. The initial cash and stock award to be received by Mr. Miller will be pro-rated accordingly.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits
The following documents are filed herewith:

Exhibit No.	Description of Exhibit

10.1	Amended and Restated Employment and Services Agreement, dated April 16, 2018, among Navistar International Corporation, Navistar, Inc., and Troy A. Clarke.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ Richard E. Bond
Name:	Richard E. Bond
Title:	Corporate Secretary

Dated: April 18, 2018

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